STATEMENT OF INVESTMENTS
BNY Mellon U.S. Equity Fund

August 31, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.9%
Capital Goods - 6.2%
Fastenal Co.	97,200		5,596,776
Hexcel Corp.	78,400		5,746,720
The Toro Company	58,700		6,006,184
			17,349,680
Commercial & Professional Services - 5.8%
Automatic Data Processing, Inc.	22,000		5,601,420
Copart, Inc.	124,600	[a]	5,585,817
Paychex, Inc.	40,400		4,938,092
			16,125,329
Consumer Discretionary Distribution - 6.1%
O'Reilly Automotive, Inc.	6,000	[a]	5,638,200
The TJX Companies, Inc.	60,900		5,632,032
Tractor Supply Co.	26,700	[b]	5,833,950
			17,104,182
Consumer Durables & Apparel - 1.9%
NIKE, Inc., Cl. B	51,200		5,207,552
Consumer Services - 4.0%
Booking Holdings, Inc.	1,800	[a]	5,589,054
McDonald's Corp.	19,800		5,566,770
			11,155,824
Consumer Staples Distribution - 3.6%
Costco Wholesale Corp.	10,800		5,932,224
Dollar General Corp.	28,600		3,961,100
			9,893,324
Financial Services - 9.0%
Jack Henry & Associates, Inc.	36,500		5,722,470
Mastercard, Inc., Cl. A	14,900		6,148,336
Moody's Corp.	18,200		6,129,760
PayPal Holdings, Inc.	54,900	[a]	3,431,799
Visa, Inc., Cl. A	15,300	[b]	3,758,904
			25,191,269
Health Care Equipment & Services - 9.3%
Align Technology, Inc.	11,500	[a]	4,256,610
Edwards Lifesciences Corp.	75,400	[a]	5,765,838
Intuitive Surgical, Inc.	17,600	[a]	5,503,168
ResMed, Inc.	28,400		4,532,356
Stryker Corp.	21,000		5,954,550
			26,012,522

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Household & Personal Products - 1.5%
The Estee Lauder Companies, Inc., Cl. A	26,300		4,221,939
Materials - 5.7%
Ecolab, Inc.	31,300		5,753,253
FMC Corp.	52,000		4,483,960
Linde PLC	14,800		5,728,192
			15,965,405
Media & Entertainment - 7.7%
Alphabet, Inc., Cl. C	92,220	[a]	12,666,417
Netflix, Inc.	10,700	[a]	4,640,376
The Walt Disney Company	49,900	[a]	4,175,632
			21,482,425
Pharmaceuticals, Biotechnology & Life Sciences - 9.3%
Eli Lilly & Co.	10,250		5,680,550
Illumina, Inc.	20,000	[a]	3,304,400
Mettler-Toledo International, Inc.	4,200	[a]	5,096,616
Waters Corp.	20,500	[a]	5,756,400
West Pharmaceutical Services, Inc.	15,100		6,144,190
			25,982,156
Semiconductors & Semiconductor Equipment - 2.2%
Texas Instruments, Inc.	36,500		6,134,190
Software & Services - 14.9%
Adobe, Inc.	12,800	[a]	7,159,552
Ansys, Inc.	18,600	[a]	5,930,982
Cognizant Technology Solutions Corp., Cl. A	78,500		5,621,385
Fortinet, Inc.	81,100	[a]	4,883,031
Manhattan Associates, Inc.	27,600	[a]	5,592,312
Microsoft Corp.	37,800		12,389,328
			41,576,590
Technology Hardware & Equipment - 8.7%
Amphenol Corp., Cl. A	63,600		5,620,968
Cisco Systems, Inc.	102,200		5,861,170
Cognex Corp.	113,100		5,324,748
IPG Photonics Corp.	40,100	[a]	4,345,236
Keysight Technologies, Inc.	22,150	[a]	2,952,595
			24,104,717
Transportation - 2.0%
Old Dominion Freight Line, Inc.	13,000		5,555,810
Total Common Stocks (cost $140,009,711)			273,062,914

	1-Day Yield (%)
Investment Companies - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $12,741)	5.41	12,741	[c]	12,741
Total Investments (cost $140,022,452)		97.9%		273,075,655
Cash and Receivables (Net)		2.1%		5,891,249
Net Assets		100.0%		278,966,904

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2023, the value of the fund’s securities on loan was $5,857,854 and the value of the collateral was $6,064,721, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of August 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	273,062,914	-	-	273,062,914
Investment Companies	12,741	-	-	12,741

† See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board (the "Board"). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At August 31, 2023, accumulated net unrealized appreciation on investments was $133,053,203, consisting of $147,692,438 gross unrealized appreciation and $14,639,235 gross unrealized depreciation.

At August 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.